UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 22, 2014

SAFEWAY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)
(925) 467-3000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
Safeway Inc. ("Safeway" or the "Company") is filing this Current Report on Form 8-K ("Current Report") to update certain items in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2013, as amended, ("Form 10-K") and the Company's Quarterly Report on Form 10-Q for the quarter ended March 22, 2014 ("Form 10-Q"). On April 14, 2014, during the second quarter of 2014, the Company distributed the remaining 37.8 million shares of Blackhawk Network Holdings, Inc. ("Blackhawk") that it owned to Safeway stockholders. Blackhawk was included in continuing operations until the second quarter of 2014 when it was reclassified as a discontinued operation. This Current Report updates the following items in the Form 10-K and Form 10-Q to retrospectively recast Blackhawk as a discontinued operation for all periods presented:

Exhibit 12.1 of Form 10-K	Computation of Ratio of Earnings to Fixed Charges
Part II, Item 6 of Form 10-K	Selected Financial Data
Part II, Item 7 of Form 10-K	Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8 of Form 10-K	Financial Statements and Supplementary Data
Part I, Item 1 of Form 10-Q	Financial Information (Unaudited)
Part I, Item 2 of Form 10-Q	Management's Discussion and Analysis of Financial Condition and Results of Operations

The above items are included in Exhibit 12.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 to this Current Report and are incorporated herein by reference. This Current Report, including all exhibits, should be read in conjunction with the Form 10-K, Form 10-Q and any documents filed by Safeway under the Securities Exchange Act of 1934, as amended, subsequent to February 25, 2014. The information in Exhibit 12.1, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report does not reflect events or developments that occurred after February 25, 2014 in any way, other than to recast Blackhawk as a discontinued operation, as described above, and to disclose that Safeway has entered into an Agreement and Plan of Merger. Exhibit 99.4 and Exhibit 99.5 to this Current Report do not reflect events or developments that occurred after April 30, 2014 in any way, other than to recast Blackhawk as a discontinued operation, as described above.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
Exhibit 12.1	Computation of Ratio of Earnings to Fixed Charges
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Part II, Item 6 of Form 10-K: Selected Financial Data
Exhibit 99.2	Part II, Item 7 of Form 10-K: Management's Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.3	Part II, Item 8 of Form 10-K: Financial Statements and Supplementary Data
Exhibit 99.4	Part I, Item 1 of Form 10-Q: Financial Statements (Unaudited)
Exhibit 99.5	Part I, Item 2 of Form 10-Q: Management's Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 101
The following materials from the Form 10-K formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Statements of Income, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Stockholders’ Equity and (vi) related notes and the following materials from the Form 10-Q formatted in XBRL: (1) the Condensed Consolidated Statements of Operations, (2) the Condensed Consolidated Statements of Comprehensive (Loss) Income, (3) the Condensed Consolidated Balance Sheets, (4) the Condensed Consolidated Statements of Cash Flows and (5) related notes.

Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). Forward-looking statements contain information about our future operating or financial performance. Forward-looking statements are based on our current expectations and involve risks and uncertainties, which may be beyond our control, as well as assumptions. If assumptions prove to be incorrect or if known or unknown risks and uncertainties materialize into actual events or circumstances, actual results could differ materially from those included in or contemplated or implied by these statements. Forward-looking statements do not strictly relate to historic or current facts. Forward-looking statements are indicated by words or phrases such as “will,” “may,” “continuing,” “ongoing,” “expects,” “estimates,” “anticipates,” “believes,” “guidance” and similar words or phrases and the negative of such words or phrases.
This Current Report on Form 8-K includes forward-looking statements, including but not limited to forward-looking statements relating to pension and post-retirement benefit plan contributions; the potential monetization of our ownership interest in Casa Ley S.A. de C.V. ("Casa Ley"); changes to the total closed store reserve; uses of cash; ability to borrow under commercial paper program and/or bank credit facilities; debt reduction; interest expense; indemnification obligations; dividend payments on common stock; cash capital expenditures; outcomes of legal proceedings; the effect of new accounting standards; compliance with laws and regulations; amount of indebtedness; realization of deferred tax liability; sale of Dominick's locations; pension plan expense and contributions; obligations and contributions under benefit plans; the rate of return on pension assets; amounts to be recognized as a component of net periodic benefit cost; results of shrink programs; unrecognized tax benefits; unrecognized compensation cost; repurchases of common stock; sufficiency of liquidity for the foreseeable future; the timing of converting substantially all of our Canadian cash and equivalents into U.S. dollars; the total amount of multiemployer pension plan withdrawal liability related to Dominick's; the annual amount of multiemployer pension plan withdrawal liability expected to be paid for Dominick's and the number of years expected to make those payments; the timing of the receipt of the demand letters from the remaining multiemployer pension plans related to Dominick's; and the incremental tax to us from the distribution of Blackhawk shares. The following are among the principal factors that could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements:

•	The occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement (1);

•	The possibility that various closing conditions for the Merger (1) (including the stockholder approval) may not be satisfied or waived;

•	The possibility of a failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals;

•	The failure to obtain sufficient funds to close the Merger;

•	The failure of the Merger to close for any other reason;

•	The amount of fees and expenses related to the Merger;

•	The diversion of the Board’s attention from ongoing business concerns;

•	The effect of the announcement of the Merger on our business relationships, operating results and business generally, including our ability to retain key employees;

•	The Merger Agreement’s contractual restrictions on the conduct of our business prior to the closing of the Merger;

•	The possible adverse effect on our business and the price of our common stock if the Merger is not completed in a timely matter or at all;

•	The outcome of, or delays caused by, any legal proceedings, regulatory proceedings or enforcement matters that have been or may be instituted against us and others relating to the Merger;

•
General business and economic conditions in our operating regions, including the rate of inflation or deflation, consumer spending levels, currency valuations, population, employment and job growth and/or losses in our markets;

•	Sales volume levels and price per item trends;

•	Pricing pressures and competitive factors, which could include pricing strategies, store openings, remodels or acquisitions by our competitors;

•	Results of our programs to control or reduce costs, improve buying practices and control shrink;

•	Results of our programs to increase sales;

•	Results of our continuing efforts to expand corporate brands;

•	Results of our programs to improve our perishables and center of store departments;

•	The impact of generic drugs on pharmacy sales and identical-store sales;

•	Results of our promotional programs;

•	Results of our capital program;

•	Results of our efforts to improve working capital;

•	Results of any ongoing litigation in which we are involved or any litigation in which we may become involved;

•	The resolution of uncertain tax positions;

•	The outcome of the sale of substantially all the net assets of Canada Safeway Limited to Sobeys Inc. including the ability to project the impact of the transaction on our ongoing operations;
•The ability to achieve satisfactory operating results in all geographic areas where we operate;

•	Changes in the financial performance of our equity investments;

•
Labor costs, including benefit plan costs and severance payments, or labor disputes that may arise from time to time and work stoppages that could occur in areas where certain collective bargaining agreements have expired or are on indefinite extensions or are scheduled to expire in the near future;

•	Potential costs and risks associated with actual or potential cyber attacks;

•	Data security or other information technology issues that may arise;

•	Failure to fully realize or delay in realizing growth prospects for existing or new business ventures;

•	Legislative, regulatory, tax, accounting or judicial developments;

•	The cost and stability of fuel, energy and other power sources;

•	The impact of the cost of fuel on gross margin and identical-store sales;

•	Discount rates used in actuarial calculations for pension obligations and self-insurance reserves;

•	The rate of return on our pension assets;

•	The availability and terms of financing, including interest rates;

•	Adverse developments with regard to food and drug safety and quality issues or concerns that may arise;

•	Loss of key members of senior management;

•	Unanticipated events or changes in real estate matters, including acquisitions, dispositions and impairments;

•	Adverse weather conditions and effects from natural disasters;

•	Performance in new business ventures or other opportunities that we pursue; and

•	The capital investment in and financial results from our retail stores.

In addition, there is no assurance that any payments will be made with respect to the sales of the Casa Ley Interest and/or PDC, including with respect to the CVRs after the closing of the Merger. The right to receive any future payments with respect to the sales of the Casa Ley Interest and/or PDC, including with respect to the CVRs after the closing of the Merger, will be contingent on a number of factors, including our ability to sell all or a portion of the Casa Ley Interest and/or PDC, and the amount of net proceeds realized. There can be no assurance as to the value of the Casa Ley Interest and/or PDC or that stockholders will receive net proceeds in the amount of the value estimated in the joint press release previously issued by Safeway, or any other amount.
We undertake no obligation to update forward-looking statements to reflect new information, events or developments after the date hereof including without limitation the value of the Casa Ley Interest and/or PDC. Please refer to our most recent Annual Report on Form 10-K, as amended, subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports on Form 8-K for more information regarding these risks and uncertainties. These reports are not intended to be a discussion of all potential risks or uncertainties, as it is not possible to predict or identify all risk factors.

(1) As defined in Note A to Exhibit 99.4 of this Current Report on Form 8-K under the caption “Recent Developments”.

Additional Information and Where to Find It

This filing does not constitute a solicitation of any vote or approval in respect of the proposed Merger transaction involving Safeway or otherwise. In connection with the Merger, Safeway filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 19, 2014. Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials they become available because they contain important information about Safeway, Albertsons (1) and the proposed transaction. The proxy statement and other relevant materials, and any other documents filed by Safeway with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

(1) As defined in Note A to Exhibit 99.4 of this Current Report on Form 8-K under the caption “Recent Developments”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

July 22, 2014	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President,
Secretary & General Counsel